SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                  FORM 8-K 12g3

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: January 30, 2002


                              UnitedGlobalCom, Inc.
                 (formerly known as New UnitedGlobalCom, Inc.)
               (Exact Name of Registrant as Specified in Charter)


 Delaware                              *                          84-1602895
(State or other                   (Commission                   (IRS Employer
jurisdiction of                   File Number)                 Identification #)
incorporation)


             4643 South Ulster Street, Suite 1300, Denver, CO 80237
                     (Address of Principal Executive Office)


                                 (303) 770-4001
              (Registrant's telephone number, including area code)


* The Registrant, as a Successor Issuer to UGC Holdings, Inc., f/k/a UnitedGlobalCom, Inc., is filing this report with the Commission by virtue of paragraph (a) of Rule 12g-3 under the Securities Exchange Act of 1934, as amended. The Commission File Number of UGC Holdings, Inc. is 0-21974.



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Item 5.  Other Events
         ------------

UnitedGlobalCom, Inc. (f/k/a New UnitedGlobalCom, Inc.) (the "Company") on January 30, 2002, closed its merger and restructuring transaction with Liberty Media Corporation and certain of its affiliates. As previously announced, a subsidiary of the Company merged with and into "UnitedGlobalCom, Inc." ("Old United"), which changed its name to UGC Holdings, Inc. as a result of the merger.

The Company is filing this report with the Commission by virtue of paragraph (a) of Rule 12g-3 under the Securities Exchange Act of 1934, as amended (the "Act"). Pursuant to said rule, the Company's Class A common stock is deemed to be registered pursuant to Section 12(g) of the Act. The Commission File Number of Old United is 0-21974.











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


                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          UNITEDGLOBALCOM, INC.



                                          By:    /s/ FREDERICK G. WESTERMAN, III
                                               ---------------------------------
                                                Frederick G. Westerman, III
                                                Chief Financial Officer

Date:  February 1, 2002


















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